Exhibit 99.2

AMPLEX ELECTRIC, INC.

LUCKEY, OHIO

FINANCIAL STATEMENTS

BALANCE SHEET DATES AS OF APRIL 30, 2024 AND OCTOBER 31, 2023

AND INCOME STATEMENTS AND CASH FLOWS

FOR THE SIX MONTHS ENDED APRIL 30, 2024 AND 2023

AND

REVIEW REPORT OF INDEPENDENT ACCOUNTANTS

Bolinger, Segars, Gilbert & Moss, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

LUBBOCK, TEXAS

AMPLEX ELECTRIC, INC.

LUCKEY, OHIO

FINANCIAL STATEMENTS

BALANCE SHEET DATES AS OF APRIL 30, 2024 AND OCTOBER 31, 2023

AND INCOME STATEMENTS AND CASH FLOWS

FOR THE SIX MONTHS ENDED APRIL 30, 2024 AND 2023

AND

REVIEW REPORT OF INDEPENDENT ACCOUNTANTS

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

LUCKEY, OHIO

FINANCIAL STATEMENTS

BALANCE SHEET DATES AS OF APRIL 30, 2024 AND OCTOBER 31, 2023 AND INCOME STATEMENTS AND CASH FLOWS

FOR THE SIX MONTHS ENDED APRIL 30, 2024 AND 2023

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

Bolinger, Segars, Gilbert & Moss, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

PHONE: (806) 747-3806

FAX: (806) 747-3815

8215 Nashville Avenue

Lubbock, Texas 79423-1954

Independent Accountant’s Review Report

Board of Directors

Amplex Electric, Inc.

Luckey, Ohio

We have reviewed the accompanying financial statements of Amplex Electric, Inc., which comprise the balance sheets as of April 30, 2024 and October 31, 2023, and the related statements of income and retained earnings and cash flows for the six months ended April 30 2024 and 2023, and the related notes to the financial statements. A review includes primarily applying analytical procedures to management's financial data and making inquiries of management. A review is substantially less in scope than an audit, the objective of which is the expression of an opinion regarding the financial statements as a whole. Accordingly, we do not express such an opinion.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the financial statements that are free from material misstatement whether due to fraud or error.

Accountant’s Responsibility

Our responsibility is to conduct the review engagement in accordance with Statements on Standards for Accounting and Review Services promulgated by the Accounting and Review Services Committee of the AICPA. Those standards require us to perform procedures to obtain limited assurance as a basis for reporting whether we are aware of any material modifications that should be made to the financial statements for them to be in accordance with accounting principles generally accepted in the United States of America. We believe that the results of our procedures provide a reasonable basis for our conclusion.

Accountant’s Conclusion

Based on our review, we are not aware of any material modifications that should be made to the accompanying financial statements in order for them to be in conformity with accounting principles generally accepted in the United States of America.

Certified Public Accountants

Lubbock, Texas

August 27, 2024

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

Exhibit A

BALANCE SHEETS

APRIL 30, 2024 AND OCTOBER 31, 2023

ASSETS
	April 30,	October 31,
	2024	2023
CURRENT ASSETS
Cash and Cash Equivalents	$283,210	$369,721
Accounts Receivable Due from Customers (Less allowance for credit losses of $900 in 2024 and $1,600 in 2023)	121,310	132,663
Accounts Receivable - Affiliate	383,530	427,655
Materials and Supplies	507,184	553,545
Current Portion of Prepaid Fiber Lease	8,864	8,864
Prepayments	508,046	414,770
	$1,812,144	$1,907,218
OTHER NONCURRENT ASSETS
Prepaid Fiber Lease, Less Current Portion	$14,774	$19,206
Intangibles, Net of Amortization	676,603	694,400
	$691,377	$713,606
PROPERTY AND EQUIPMENT
Plant In Service	$23,090,959	$21,039,423
Plant Under Construction	1,223,837	719,936
	$24,314,796	$21,759,359
Less: Accumulated Depreciation	8,138,666	7,351,112
	$16,176,130	$14,408,247

DEFERRED CHARGES	$8,146	$19,589

TOTAL ASSETS	$18,687,797	$17,048,660

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Current Portion of Long-Term Debt	$1,026,231	$535,547
Accounts Payable	1,423,788	1,213,749
Other Current Liabilities	8,600	6,795
Deferred Service Revenues	77,333	475,152
Compensated Absences	108,423	108,423
Accrued Interest Payable	46,219	38,525
	$2,690,594	$2,378,191

NONCURRENT LIABILITIES
Long-Term Debt, Less Current Portion	$7,208,256	$6,627,108
Unamortized Debt Issuance Costs	(127,076)	(134,991)
Deferred Income Taxes	1,756,344	1,604,789
	$8,837,524	$8,096,906

STOCKHOLDERS' EQUITY
Common Stock, 25,000 Shares Authorized, 21,000 Shares Issued and Outstanding	$50,000	$50,000
Retained Earnings	7,109,679	6,523,563
	$7,159,679	$6,573,563

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$18,687,797	$17,048,660

See accompanying notes to financial statements.

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

Exhibit B

STATEMENTS OF INCOME AND RETAINED EARNINGS

FOR THE SIX MONTHS ENDED APRIL 30, 2024 AND 2023

	April 30,
	2024	2023

OPERATING REVENUES
Wireless Internet Services	$3,524,411	$3,610,191
Fiber Internet Services	1,272,477	917,450
VoIP Services	247,931	239,833
Streaming Video Services	326,590	266,386
Miscellaneous Income	289,105	261,400
Uncollectible Recoveries (Revenues)	225	(2,877)
Total Operating Revenues	$5,660,739	$5,292,383

OPERATING EXPENSES
Cost of VoIP	$44,270	$41,146
Cost of Internet Services	310,079	305,088
Cost of Streaming Video	316,140	227,281
Plant Specific Operations	724,025	729,976
Plant Nonspecific Operations	453,468	494,372
Depreciation and Amortization	786,671	892,341
Customer Operations	341,913	299,287
Corporate Operations	1,597,007	1,445,222
General Taxes	60,271	81,729
Total Operating Expenses	$4,633,844	$4,516,442

OPERATING INCOME	$1,026,895	$775,941

OTHER INCOME (EXPENSE)
Interest and Dividend Income	$177	$4,355
Gain on Sale of Assets	1,200
Amortization of Debt Issuance Cost	(7,915)	(6,936)
Interest Expense	(282,863)	(185,470)
Other, Net	177	(6,195)
	$(289,224)	$(194,246)

NET INCOME BEFORE INCOME TAXES	$737,671	$581,695

Income Tax Expense	151,555	247,390

NET INCOME	$586,116	$334,305

RETAINED EARNINGS - NOVEMBER 1,	6,523,563	5,531,440

RETAINED EARNINGS - APRIL 30,	$7,109,679	$5,865,745

See accompanying notes to financial statements.

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

Exhibit C

STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED APRIL 30, 2024 AND 2023

	April 30,
	2024	2023
CASH FLOWS FROM OPERATING ACTIVITIES
Net Income	$586,116	$334,305
Adjustments to Reconcile Net Income to Net Cash from Operating Activities:
Depreciation	751,079	892,341
Amortization of Intangibles	17,796	17,796
Amortization of Debt Issuance Costs	7,915	6,936
Deferred Income Taxes	151,555	247,390
Gain on Sale of Assets	(1,200)
Receivables	55,478	(57,453)
Materials and Supplies	46,360	(50,358)
Prepayments	(93,275)	(76,112)
Prepaid Fiber Lease	4,432	4,432
Accounts Payable	(257,677)	35,665
Other Current Liabilities	2,063	(77,536)
Deferred Service Revenues	77,333	27,231
Deferred Charges	11,443	(8,208)
Net Cash from Operating Activities	$1,359,418	$1,296,429

CASH FLOWS FROM INVESTING ACTIVITIES
Additions to Telecommunications Plant	$(2,517,762)	$(2,815,773)
Net Activity on Equity Securities		455
Net Cash from Investing Activities	$(2,517,762)	$(2,815,773)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Long-Term Borrowing	$1,481,587	$1,467,056
Repayment of Long-Term Debt	(409,754)	(109,183)
Net Cash from Financing Activities	$1,071,833	$1,357,873

NET CHANGE IN CASH AND CASH EQUIVALENTS	$(86,511)	$(161,471)

CASH AND CASH EQUIVALENTS - OCTOBER 31,	369,721	473,676

CASH AND CASH EQUIVALENTS - APRIL 30,	$283,210	$312,205

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash Paid During the Year for:
Interest	$282,863	$185,470
Income Taxes	$0	$0

See accompanying notes to financial statements.

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

NOTES TO FINANCIALSTATEMENTS

1.
Nature of Operations and Summary of Significant Accounting Policies

Nature of Operations

Amplex Electric, Inc. (the Company) is a provider of broadband internet, Voice Over Internet Protocol (VOIP), and video services within a service area located primarily in Northwest and Northcentral Ohio.

System of Accounts

The accounting records of the Company conform to the Uniform System of Accounts prescribed by the Federal Communications Commission for telephone companies.

Revenue Recognition

Monthly service plan revenues derived from VOIP and internet service are billed for services to be provided in the future. The portion of the revenues identified as out of period are deferred as service revenues at the end of each month.

The FASB issued ASU 2014-09, Revenue from Contracts with Customers, Topic 606, which provides a new framework for the recognition of revenue.

All revenues are accounted for under ASC 606 because all operating revenues are considered to be contracts with customers.

Generally, revenues that are derived from customers are cancellable on a short-term basis and are billed monthly and recognized as revenue in the month that the performance obligation is fulfilled.

Sales of equipment and other services that are provided are considered to be a separate performance obligation. When equipment and installation is a distinct performance obligation, the Company records the sale of the equipment when the customer takes possession of the products and services are accepted by the customer.

Revenue recognized from fixed term contracts that bundle services or equipment is allocated based on the standalone selling price of all required performance obligations of the contract and any discounts are recognized over the contract term. Promotional discounts relating to bundled services are attributed to each required component of the bundled services. There were no material costs to acquire customer contracts that would be required to be deferred and amortized over the contract period.

Deferred service revenues represent amounts billed to customers for internet services not performed as of April 30, 2024 and October 31, 2023.

Taxes assessed by a governmental authority that are both imposed on and concurrent with a specific revenue-producing transaction, that are collected by the Company from a customer, are excluded from revenue.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers cash and working funds to be cash and cash equivalents.

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

NOTES TO FINANCIALSTATEMENTS

Concentrations of Credit Risk

Although the Company maintains their deposits in federally insured institutions, deposits may at times exceed insured amounts. Deposit accounts are insured up to $250,000.

Investments

The Company has adopted FASB ASU 2016-01, Financial Instruments: Recognition and Measurement of Financial Assets and Financial Liabilities, Topic 321, which provides guidance for the initial and subsequent recognition of financial assets. Topic 321 eliminates the distinction between trading and available for sale equity securities. Equity investments are valued at fair value with unrealized gains or losses recognized in net income. Prior amounts that were classified in Other Comprehensive Income are presented as a cumulative effect of the adoption of ASC 321 and are recorded in retained earnings.

Investment levels are based on inputs used to calculate fair market value of investments. Those inputs are defined for each level as follows:

Level 1 – Inputs include quoted prices in active markets for identical assets.

Level 2 – Inputs include available indirect information, such as quoted prices for similar assets in active markets, or quoted prices for identical or similar assets in markets that are not active.

Level 3 – Inputs are subjective and generally based on the entity’s own assumptions on how knowledgeable parties would price assets and are developed using the best information available in the circumstances.

Securities transactions are recognized on the trade date (the date the order to buy or sell is executed). Income from investments is recorded as earned on an accrual basis.

Materials and Supplies

Materials and supplies are stated at the lower of cost or net realizable value.

Advertising Costs

The Company’s policy is to directly expense all nondirect-response advertising costs as incurred. The total advertising costs for the six months ended April 30, 2024 and 2023 were $78,646 and $76,144, respectively.

Trade Accounts Receivable

In the normal course of business, the Company recognizes accounts receivable for services billed. Accounts receivable are ordinarily due 30 days after the issuance of the invoice. Accounts past due more than 45 days are considered delinquent. No interest is accrued on delinquent outstanding balances. The Company provides an allowance for doubtful accounts, which is based upon a review of outstanding receivables, historical collection information and existing economic conditions.

Intangible Assets

Intangible assets with finite lives are being amortized on the straight-line basis over five years. Such assets are periodically evaluated as to the recoverability of carrying values.

Reclassifications

Certain amounts in the prior year financial statements have been reclassified for comparative purpose to conform to the presentation in the current year’s financial statements.

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

NOTES TO FINANCIALSTATEMENTS

2.
Prepaid Fiber Leases

Prepaid fiber leases consist of Indefeasible Right of Use (IRU) for portions of dark fiber with a telecommunications carrier. The Company made payment to the carrier and recognizes the expense over a period equal to the term of the IRU agreement. Prepaid fiber lease expenses expected to be recognized as follows:

May 1, 2024 thru April 30, 2025	$8,864
May 1, 2025 thru April 30, 2026	8,864
May 1, 2026 thru April 30, 2027	5,910
$23,638

3.
Intangible Assets

The carrying basis and accumulated amortization of recognized intangible assets at April 30, 2024 and October 31, 2023, were:

	April 30, 2024	October 31, 2023
Amortized Intangible Assets
Internal Use Software	$177,962	$177,962
Goodwill - Xakbee	30,584
Accumulated Amortization	(157,923)	(109,542)
	$50,623	$68,420
Unamortized Intangible Assets
ARIN allocated IPv4 Licenses	$46,080	$46,080
FCC CBRS Licenses	579,900	579,900
	$625,980	$625,980
Total	$676,603	$694,400

The Company’s future cash flows are not materially impacted by its ability to extend or renew agreements related to its amortizable intangible assets.

Amortization expense for the six months ended April 30, 2024 and 2023, was $17,796 and $17,796, respectively. Estimated amortization expense for each of the following two years is:

May 1, 2024 thru April 30, 2025	$35,592
May 1, 2025 thru April 30, 2026	15,031

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

NOTES TO FINANCIALSTATEMENTS

4.
Property and Equipment

Plant in service is stated at original cost. Upon sale or retirement of an asset, the related costs and accumulated depreciation are removed from the accounts, and any gain or loss is recognized and included in gain (loss) on disposal of assets. The cost of maintenance and repairs is charged to operating expenses. The Company provides for depreciation on a straight-line basis at annual rates which will depreciate the property and equipment over its estimated useful life. Following are the major classes of property and equipment in service as of April 30, 2024 and October 31, 2023:

	Original Cost			Accumulated Depreciation
	April 30,	October 31,	Depreciable	April 30,	October 31,
	2024	2023	Life in Years	2024	2023
Vehicles and Work Equipment	$1,479,339	$1,361,184	5 - 7	$1,172,468	$1,138,960
Construction Equipment	312,219	312,219	5 - 10	138,439	116,138
Leasehold Improvements	210,841	176,613	15	42,353	35,863
Furniture and Fixtures	320,896	316,282	5	213,077	199,992
Network Equipment	4,913,109	4,849,570	5 - 7	3,557,722	3,142,085
Fiber Plant	13,228,503	11,444,284	15 - 30	909,843	706,930
Customer Premise Equipment	2,575,752	2,528,971	4 - 5	2,081,045	1,991,017
Video Equipment	14,985	14,985	5 - 7	7,481	6,411
Towers	35,315	35,315	5 - 10	16,238	13,716
	$23,090,959	$21,039,423		$8,138,666	$7,351,112

The Company recognized depreciation expense of $751,079 and $892,341 for the six months ended April 30, 2024 and 2023, respectively.

5.
Income Taxes

The Company uses the asset and liability method of accounting for income taxes. The objective of the asset and liability method is to establish deferred tax assets and liabilities for the temporary difference between the financial reporting basis and the tax basis of the Company’s assets and liabilities at enacted tax rates expected to be in effect when such amounts are realized or settled. Income taxes are provided for tax effects of transactions reported in the financial statements and consist of taxes currently due, plus deferred taxes related primarily to accelerated depreciation and net operating loss (NOL) carryovers. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will result in a tax expense or benefit when recognized.

Any net operating losses incurred and not utilized are either carried back to offset prior taxable income or carried forward to offset future taxable income, depending on the taxing jurisdiction. Generally, federal net operating losses may be carried forward to offset future taxable income for a period not exceeding 20 years; however, beginning in 2018, net operating losses that are incurred may be carried forward indefinitely. At April 30, 2024, the Company has federal net operating loss carryovers of $5,806,109 available for carryover. In accordance with ASU No. 2015-17 Income Taxes, the Company classifies all deferred taxes as noncurrent. The net deferred tax liability in the accompanying balance sheet include the following components at April 30, 2024 and October 31, 2023:

	April 30, 2024	October 31, 2023
Deferred Income Taxes
Deferred Federal Tax Assets	$31,061	$30,476
Deferred Tax Assets - NOL	1,219,283	1,246,712
Deferred Federal Tax Liabilities	(3,006,688)	(2,881,977)
	$(1,756,344)	$(1,604,789)

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

NOTES TO FINANCIALSTATEMENTS

Income taxes reflected in the statements of income consist of the following:

	April 30,
	2024	2023
Federal Income Taxes
Deferred Tax Expense	$151,555	$247,390
Income Tax Expense	$151,555	$247,390

During the six months ended April 30, 2024 and 2023, the cash paid for income taxes was $0 and $0, respectively.

The Company adheres to the “uncertain tax positions” provisions of accounting principles generally accepted in the United States of America. The Company determined that it is more likely than not that its tax positions will be sustained upon examination by the Internal Revenue Service (IRS) or other State taxing authority and that all tax benefits are likely to be realized upon settlement with taxing authorities.

The Company files income tax returns in the U.S. federal jurisdiction and in the State of Ohio. The Company is no longer subject to U.S. federal and state income tax examinations by federal and state taxing authorities for years before 2020 and 2019.

6.
Long Term Debt

Long-term debt consists of:

	April 30, 2024	October 31, 2023
Various Vehicle Notes, 3.75% to 4.99%	$237,190	$179,850
Live Oak Bank Commercial Note, 7.25%	4,810,129	5,000,000
Live Oak Bank Commercial Note, 5.00%	1,684,004	1,721,261
Live Oak Bank Commercial Note, 5.00%	900,000	114,536
Nicholas Financial Note, 9.55%	494,000
Huntington Bank Commercial Note, 3.75%	109,164	147,008
	$8,234,487	$7,162,655
Less Current Portion	1,026,231	535,547
	$7,208,256	$6,627,108

As of April 30, 2024 the annual requirements for principal payments on long-term debt for the next five years are as follows:

2024	$1,026,231
2025	605,841
2026	725,253
2027	740,992
2028	765,957
Thereafter	4,370,213
$8,234,487

Substantially all assets of the Company are pledged as security for the long-term debt under certain loan agreements with the Live Oak Banking Company.

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS

AMPLEX ELECTRIC, INC.

NOTES TO FINANCIALSTATEMENTS

During the six months ended April 30, 2024 and 2023, the cash paid for interest on notes payable was $282,863 and $185,470, respectively.

7.
Related Party Transactions

The Company rents its office facilities and certain transmission space from a company owned by the Company’s majority shareholders. The Company is on an annual rental agreement. During the six months ended April 30, 2024 and 2023 amounts paid for rent were $165,000 and $75,000, respectively.

The Company has entered into a debt agreement with Live Oak Bank to borrow funds. The Company has guaranteed the loan, along with its related party, Redbug Properties. The Company received funds in the amount of $958,208 on this loan that relate to refinancing of debt held by Redbug Properties. The loan funds, and the related liabilities were transferred to Redbug Properties, which holds the physical assets related to the debt refinanced.

Amounts receivable from and payable to affiliated companies as of April 30, 2024 and October 31, 2023, are as follows:

	April 30,	October 31,
	2024	2023
Accounts Receivable from Red Bug, LLC	$250,597	$294,722
Accounts Receivable from Red Bug Properties, LLC	132,933	132,933
Net Accounts Receivable - Affiliates	$383,530	$427,655

8.
Litigation

As of April 30, 2024, there were no claims, assessments, or pending litigation of a material nature against the Company.

9.
RUS Reconnect

During 2023, the Company received approval for funding through RUS ReConnect Program for a total amount of $21,341,792 in order to serve certain census blocks in rural Northwest Ohio. The Company is required to provide service in these areas for 28 years, which is the composite economic life of the assets funded by the ReConnect loan.

10.
Employee Incentive Stock Options

On December 31, 2022 the Company has granted options to purchase 90 shares of common stock to specified employees at a price per share of $742.86. As of April 30, 2024, none of the options have been exercised.

11.
Subsequent Events

The Company’s management has evaluated the subsequent events through August 27, 2024, the date the financial statements were available for issue.

BOLINGER, SEGARS, GILBERT & MOSS, L.L.P.

CERTIFIED PUBLIC ACCOUNTANTS